UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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I.D. SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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I.D. Systems, Inc.
123 Tice Boulevard
Woodcliff Lake, New Jersey 07677

May 6, 2011

Dear Stockholder:

          I would like to extend a personal invitation for you to join us at the Annual Meeting of Stockholders of I.D. Systems, Inc. (the “Company”) to be held on Tuesday, June 21, 2011, at 10:00 a.m. (Eastern Time), at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020.

          At this year’s meeting, you will be asked to vote on the election of directors; an amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of our common stock reserved for issuance pursuant to the 2009 Plan from 300,000 to 600,000; the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; the approval, on an advisory basis, of the Company’s executive compensation; and the approval, on an advisory basis, of the frequency of the stockholder vote on the Company’s executive compensation. Attached you will find a notice of meeting and proxy statement that contain additional information about these proposals and the meeting itself, as well as the different methods you can use to vote your proxy, including via telephone and Internet.

          In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

          We hope that you will find it convenient to attend the meeting in person. Whether or not you expect to attend in person, I encourage you to vote your shares to ensure your representation at the meeting and the presence of a quorum. If you do attend the meeting, you may withdraw your proxy if you wish to vote in person.

          On behalf of the Board of Directors and management of the Company, I would like to express our appreciation for your continued support of I.D. Systems, Inc.

Sincerely,

/s/ Jeffrey M. Jagid

Jeffrey M. Jagid
Chairman of the Board and
Chief Executive Officer

I.D. Systems, Inc.
123 Tice Boulevard
Woodcliff Lake, New Jersey 07677

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 21, 2011

To the Stockholders of I.D. Systems, Inc.:

          Notice is hereby given that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of I.D. Systems, Inc. (the “Company,” “we,” “our” or “us”) will be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Tuesday, June 21, 2011, at 10:00 a.m., Eastern Time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes, each of which is described more fully in the Proxy Statement accompanying this Notice of Annual Meeting:

1.

To elect five (5) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the Company’s 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.

To vote upon an amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”) to increase the number of shares of our common stock reserved for issuance pursuant to the 2009 Plan from 300,000 to 600,000;

3.	To vote upon the ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011;

4.	To hold an advisory (non-binding) vote to approve the Company’s executive compensation;

5.	To hold an advisory (non-binding) vote on the frequency of future stockholder advisory votes to approve the Company’s executive compensation; and

6.

To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

          The meeting will begin promptly at 10:00 a.m., Eastern Time. Only holders of record of shares of our common stock at the close of business on April 27, 2011, the date fixed by our Board of Directors as the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

          To help conserve resources and reduce printing and distribution costs, we will be mailing a notice to most of our stockholders, instead of a paper copy of the Proxy Statement and our 2010 Annual Report, with instructions on how to access our proxy materials, including this Proxy Statement, our 2010 Annual Report and a form of proxy card or voting instruction card, over the Internet. The notice also will contain instructions on how a stockholder can receive a paper copy of our proxy materials.

          For a period of at least 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

          Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary

Dated: May 6, 2011

Woodcliff Lake, New Jersey

YOUR VOTE IS IMPORTANT.

ALL STOCKHOLDERS OF RECORD AS OF APRIL 27, 2011, ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, OR, IF AVAILABLE, ELECTRONICALLY, OR, IF YOU RECEIVED PER YOUR REQUEST A PAPER COPY OF OUR PROXY MATERIALS, COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING AND YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

I.D. Systems, Inc.
123 Tice Boulevard
Woodcliff Lake, New Jersey 07677

PROXY STATEMENT

Annual Meeting of Stockholders
June 21, 2011

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of I.D. Systems, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”), for use at our 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Tuesday, June 21, 2011, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof.

          The Board is making the proxy materials relating to the Annual Meeting, which include this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and proxy card, available to its stockholders on the Internet, or sending printed proxy materials to certain stockholders, including upon a stockholder’s request, beginning on or about May 6, 2011. The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.

Notice of Internet Availability of Proxy Materials

          Pursuant to rules issued by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials, including this Proxy Statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, over the Internet instead of mailing a full set of such materials to every stockholder. We have sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders who were not mailed a full set of the proxy materials. The Notice, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255. Our stockholders may access our proxy materials over the Internet by following the directions set forth in the Notice. In addition, by following the instructions in the Notice, any stockholder may request that a full set of printed proxy materials be sent to them.

          We have chosen to send the Notice to stockholders, instead of automatically sending a full set of printed copies of the proxy materials to all stockholders, in order to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.

          Instead of receiving future copies of our notices of annual meeting, proxy statements and annual report on Form 10-K by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Directions on how to receive your future proxy materials electronically will be set forth in the Notice. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, and will reduce the impact of our annual stockholders’ meetings on the environment.

Record Date and Outstanding Shares

          The Board has fixed the close of business on April 27, 2011, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof.

          As of the Record Date, we had issued and outstanding 11,176,309 shares of common stock. Our common stock comprises all of our issued and outstanding voting stock.

          At least ten (10) days before the Annual Meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any of our stockholders for any purpose germane to the Annual Meeting. The list will be available for inspection during ordinary business hours at our offices at 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, and will be made available to stockholders present at the Annual Meeting.

Purposes of the Annual Meeting

          The purposes of the Annual Meeting are (i) to elect five directors to our Board, each to serve until our 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to approve an amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”) to increase the number of shares reserved thereunder from 300,000 to 600,000; (iii) to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iv) to approve, on an advisory basis, the Company’s executive compensation; (v) to approve, on an advisory basis, of the frequency of the stockholder vote on the Company’s executive compensation; and (vi) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of our company and an opportunity for questions of general interest to the stockholders.

          Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) “FOR” the election of each of our nominees as a director; (ii) “FOR” the approval of the amendment to the 2009 Plan; (iii) “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; (iv) “FOR” the approval, on an advisory basis, of our executive compensation; (v) for every “3 YEARS” with respect to the approval, on an advisory basis, of the frequency of future stockholder advisory votes to approve our executive compensation; and (vi) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

Voting at the Annual Meeting

          Quorum Requirements

          The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting. Abstentions and broker “non-votes” (as hereinafter defined) are counted as present and entitled to vote for purposes of determining whether a quorum is present. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

          Shareholders of Record and Beneficial Owners

          Each share of our common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of our stockholders. Cumulative voting by stockholders is not permitted. The shares to be voted include shares of our common stock that are (i) held of record directly in a stockholder’s name and (ii) held for stockholders in “street name” through a broker, bank or other nominee. If your shares are registered directly in your name with the Company’s stock transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares.

          If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Therefore, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. The ratification of the appointment of an independent registered public accounting firm is considered a routine matter. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” ratification of the independent registered public accounting firm. The Company believes that all of the other proposals to be voted upon at the meeting will be considered “non-routine.” Thus, a broker or other nominee cannot vote without instructions on these non-routine matters, and, consequently, if your shares are held in street name, you must provide your broker or nominee with instructions on how to vote your shares in order for your shares to be voted on those proposals.

          Holders of our common stock will not have any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting.

          Vote Required

          For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on a proxy card that is signed and returned, the shares will be considered votes FOR the election of all director nominees set forth in this Proxy Statement. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker “non-votes” are not considered for the purpose of the election of directors.

          The ratification of the selection of EisnerAmper LLP as the Company’s independent registered public accounting firm, the amendment to the 2009 Plan, and the advisory (non-binding) proposal to approve the Company’s executive compensation each requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome on these matters. The advisory (non-binding) proposal regarding how frequently advisory votes on the Company’s executive compensation will occur requires a plurality of the votes cast for the three frequency options presented at the annual meeting. The frequency option that receives the most affirmative votes of all the votes cast on this matter is the frequency that will be deemed recommended by stockholders. Abstentions and broker non-votes will have no effect in determining the frequency option that is recommended by stockholders.

          Your vote will not be disclosed either within the Company or to third parties, except: (i) as may be necessary to meet applicable legal requirements or to assert or defend claims for or against the Company; (ii) to allow for the tabulation of votes and certification of the vote; and (iii) to facilitate a successful proxy solicitation.

          Effect of Advisory Votes

          Proposal No. 4 (the approval, on an advisory basis, of our executive compensation) and Proposal No. 5 (the approval, on an advisory basis, of the frequency of future stockholder advisory votes to approve our executive compensation) are advisory votes mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act. This means that while we ask stockholders to approve these resolutions, these are not actions that require stockholder approval, and stockholders are not voting to approve or disapprove the Board’s recommendation with respect to these proposals. These advisory votes are non-binding on the Board, although the Board will take them into account in making a determination concerning executive compensation and the frequency of such stockholder advisory votes. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Voting of Proxies

          Shareholders of Record

          As a shareholder of record, these proxy materials will be furnished directly to you by the Company, via the Internet, as described in the Notice, or by mail. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.

          Beneficial Owners

          As a beneficial owner, you have the right to direct your broker, trustee or nominee as to how to vote your shares. Please refer to the voting instruction card provided by your broker, trustee or nominee. You are also invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Note that it may take some time to obtain a legal proxy from your broker, trustee or nominee, so, if you plan to request a legal proxy, you should do so well in advance of the meeting.

          Voting Without Attending the Meeting

          Whether you hold shares directly as the shareholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. There are three ways to vote by proxy without attending the meeting:

•

By Internet — Stockholders who received a Notice may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

•

By Telephone — Stockholders of record may submit proxies by telephone by following the instructions on the Notice or the proxy card. You will need to have the three digit company number and the eleven digit control number that appears on your Notice or proxy card available when voting by telephone.

•

By Mail — Stockholders who requested and have received a paper copy of a proxy card or a voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction and mailing it in the accompanying pre-addressed envelope.

Revocation of Proxies

          Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting through any of the following methods:

•	by writing a letter delivered to Ned Mavrommatis, our Corporate Secretary, stating that the proxy is revoked;

•	by submitting another proxy bearing a later date; or

•	by attending the Annual Meeting and voting in person (unless you are a beneficial owner without a legal proxy, as described below).

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter or “legal proxy” from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares.

Solicitation

          The cost of preparing, assembling, printing and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Certain officers and employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

          We have retained the firm of Alliance Advisors, LLC to provide services as proxy solicitor in connection with this Proxy Statement. We estimate that the costs for such services will be in the aggregate amount of approximately $10,500.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

          The Board has nominated Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco for re-election as directors of the Company. If re-elected to the Board, each nominee would hold office until our Annual Meeting of Stockholders to be held in 2012 and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. Each of Messrs. Jagid, Ehrman, Burstein, Copperman and Monaco has consented to be named as a nominee and, if elected, to serve as a director. The Nominating Committee and the Board believe that each of these nominees possesses the attributes we seek in directors generally as well as the individual experiences, qualifications and skills included in their individual biographies below.

          If any nominee is unable to serve, which the Board has no reason to expect, the persons named in the proxy intend to vote for the balance of those nominees named above and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

Information About Our Directors and Executive Officers

          The table below sets forth the names and ages of the directors and executive officers of the Company, as well as the position(s) and office(s) with the Company held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table.

Name	Age	Position(s)

DIRECTORS (DIRECTOR NOMINEES):
Jeffrey M. Jagid	42	Chairman of the Board and Chief Executive Officer
Lawrence S. Burstein	68	Director
Harold D. Copperman	64	Director
Kenneth S. Ehrman	41	Director and President (1)
Michael P. Monaco	63	Director

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Michael L. Ehrman	38	Chief Technology Officer (2)
Ned Mavrommatis	40	Chief Financial Officer, Treasurer and Corporate Secretary
Darryl Miller	47	Chief Operating Officer

(1)	Kenneth S. Ehrman also previously served as our Chief Operating Officer until March, 2010.

(2)	Michael L. Ehrman previously served as our Executive Vice President of Engineering until March, 2010, when he was named Chief Technology Officer.

          Directors (Director Nominees)

          Jeffrey M. Jagid. Mr. Jagid has been our Chairman of the Board since June, 2001 and our Chief Executive Officer since June, 2000. Prior to that time, Mr. Jagid served as our Chief Operating Officer. Since he joined us in 1995, Mr. Jagid also has served as a director as well as our General Counsel. Prior to joining us, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York, New York. Mr. Jagid also is a director of Coining Technologies, Inc., a privately held company that manufactures and engineers metal components. Mr. Jagid previously served as a director of International Fight League, Inc., a publicly traded company that organized, hosted and promoted live and televised mixed martial arts through its wholly owned subsidiary, until December, 2009. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. He is a member of the Bar of the States of New York and New Jersey.

          As Chief Executive Officer of the Company, Mr. Jagid brings deep institutional knowledge and perspective regarding our strengths, challenges, opportunities and operations to his role as a member of the Board and our Chairman. In addition, Mr. Jagid possesses an extensive understanding of wireless technology and is an inventor on several of the Company’s patents. Mr. Jagid brings to the Board the critical link between management and the Board, enabling the Board to perform its oversight function with the benefit of senior management’s perspective on our business. Mr. Jagid also has a legal background.

          Lawrence S. Burstein. Mr. Burstein has served as a director of the Company since June, 1999. Mr. Burstein also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Nominating Committee. Since March, 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January, 1982, to March, 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein also currently serves as a director and a member of the compensation and governance committees of the board of directors of CAS Medical Systems, Inc., a publicly traded medical technology company that develops, manufactures and markets non-invasive patient monitoring products; a director and a member of the audit committee and the chairman of the governance committee of the board of directors of THQ, Inc., a leading worldwide developer and publisher of interactive entertainment software for popular game systems; and a director and the chairman of the audit committee and a member of the compensation committee of the board of directors of Atrinsic, Inc. (formerly known as New Motion, Inc.), a publicly traded, Internet-focused marketing company. Mr. Burstein previously served as a director of Millennium India Acquisition Corp. from July, 2007, until October, 2010, and as a director of American Telecom Services Inc. from February, 2006, until 2009. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

          Mr. Burstein has extensive experience in private investments and finance, and possesses considerable knowledge with respect to law and strategic business matters across a variety of industries. As a result of these experiences and the insights he has gained in investments, financial management and other areas, Mr. Burstein makes a significant contribution to the Board’s consideration of issues and oversight of management. In addition, Mr. Burstein’s service as a director of the Company since 1999 has provided him with extensive knowledge of the Company and its business and operations. Mr. Burstein also brings significant board expertise to the Company, as he serves as a director (and a member of various board committees) of several of public companies. Mr. Burstein’s skills and experience make him knowledgeable of the complex issues facing global companies today and give him an understanding of what makes businesses work effectively and efficiently.

          Harold D. Copperman. Mr. Copperman has served as a director of the Company since October, 2008, and as the Board’s independent lead director since June, 2009. Mr. Copperman also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Compensation Committee. Mr. Copperman has served as President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software and services, since March, 2002. From January, 2001, to March, 2002, Mr. Copperman was a consultant and a private investor. From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman also has served as President and Chief Executive Officer of JWP, Inc.; President and Chief Operating Officer of Commodore Business Machines, Inc.; and Vice President and General Manager for Apple Computer, Inc.’s Eastern Operations. He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions. Since January, 2010, Mr. Copperman has served as a director and the chairman of the compensation committee of the board of directors of Meru Networks, Inc., a publicly traded company that engages in the development and marketing of a virtualized wireless LAN solution. Mr. Copperman served as a director and the chairman of the compensation committee of the board of directors of Metastorm Inc., a privately held, global provider of enterprise architecture modeling, business process analysis and business process management software, from 2001 until February, 2011, when Metastorm was acquired by Open Text Corporation. Mr. Copperman also previously served as a director and a member of the audit, compensation and nominating and governance committees of the board of directors of Avocent Corporation, a publicly traded company that delivers IT operations management solutions, from 2002 until December, 2009, at which time Avocent Corporation was acquired by Emerson Electric Co. In addition, Mr. Copperman previously served as a director and a member of the audit and nominating and governance committees and the chairman of the compensation committee of the board of directors of AXS-One Inc., a publicly traded company that provides high performance records compliance management solutions, from 2006 until June, 2009, when AXS-One Inc. was acquired by Unify Corporation. From 2001 until 2008, Mr. Copperman also served as a director and a member of the audit and nominating and governance committees of the board of directors of Epicor Software Corporation, a publicly held company that designs, develops, markets and supports enterprise application software solutions and services. Mr. Copperman received a Bachelor of Science in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army.

          Mr. Copperman possesses extensive business, operating and executive expertise, and has a diversified background of managing and operating several companies, primarily in the technology industry. Among other things, Mr. Copperman has served as the chief executive officer of a major distributor, and possesses skills in the areas of executive management, leadership, corporate governance, strategic planning and mergers and acquisitions. Mr. Copperman’s experience as a board member of various public companies, including as member or chairman of their compensation committees, provides him with insight and perspective into current best practices at the board of directors and compensation committee levels and enables him to be an effective contributing member of the Board.

          Kenneth S. Ehrman. Mr. Ehrman is one of our founders and has served as a director of the Company as well as our President since our inception in 1993. Mr. Ehrman also previously served as our Chief Operating Officer from June, 2000, to March, 2010. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until our inception, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, our Chief Technology Officer.

          Mr. Ehrman is one of the founders of the Company and has served as an officer of the Company since its inception in 1993. Mr. Ehrman has a strong technical and engineering background and, as noted above, earned a Bachelor of Science degree in Industrial Engineering from Stanford University. Mr. Ehrman’s qualifications to serve on the Board include his management experience, his engineering expertise and a long history and familiarity with the Company. In addition, Mr. Ehrman’s role as the President and the former Chief Operating Officer of the Company provides the Board with invaluable insight into the management and daily operations of the Company. Mr. Ehrman also is an inventor on several of the Company’s patents.

          Michael P. Monaco. Mr. Monaco has served as a director of the Company since June, 2001. Mr. Monaco also serves as a member of each of the Audit Committee, Compensation Committee and Nominating Committee of the Board, and is the Chairman of the Audit Committee. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York-based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services, from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco currently serves as a director of The International Securities Exchange, which operates the leading options exchange in the United States. Mr. Monaco previously served as a director of Washington Group International, Inc. (“WGI”), a publicly traded company which provides integrated engineering, construction and management services to businesses and governments around the world, from 2002 until November, 2007, when WGI was acquired by URS Corporation, and also served as chairman of the audit committee of WGI’s board of directors. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

          As a result of his role as Executive Vice President and Chief Financial Officer of the American Express Company, as well as the other positions of financial oversight and responsibility that he has held during his career, Mr. Monaco, Chairman of our Audit Committee, has significant experience in public company accounting, risk management, disclosure and financial system management and has been determined to be an “audit committee financial expert” under the rules and regulations of the SEC. Mr. Monaco’s prior experiences demonstrate his leadership capability and business acumen. Mr. Monaco also has other public company board experience, including specific experience serving on audit committees.

          Executive Officers

          Kenneth S. Ehrman. See narrative description under the caption “Directors (Director Nominees),” above.

          Michael L. Ehrman. Mr. Ehrman serves as our Chief Technology Officer, a position he has held since March, 2010. Mr. Ehrman previously served as our Executive Vice President of Engineering from August, 1999, until March, 2010. Prior to that, he served as our Executive Vice President of Software Development since joining us in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering – Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, our President and a member of our Board.

          Jeffrey M. Jagid. See narrative description under the caption “Directors (Director Nominees),” above.

          Ned Mavrommatis. Mr. Mavrommatis has served as our Chief Financial Officer since joining us in August, 1999, as our Treasurer since June, 2001, and as our Corporate Secretary since November, 2003. Prior to joining us, Mr. Mavrommatis was a Senior Manager at the accounting firm of Eisner LLP (currently known as EisnerAmper LLP). Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

          Darryl Miller. Mr. Miller was appointed Chief Operating Officer of the Company on March 24, 2010. Mr. Miller joined the Company in connection with its acquisition of the telematics business of GE Asset Intelligence, LLC (“GEAI”), which was completed on January 7, 2010. Mr. Miller previously had served as Chief Operations Officer of GEAI, in which capacity he was responsible for corporate operations, marketing and sales. Prior to joining the GEAI team, Mr. Miller served as the General Manager for Factory Service at GE Industrial’s Consumer & Industrial business in Louisville, Kentucky. Mr. Miller joined the General Electric organization in 1986 as part of its manufacturing management program, and has spent more than the past twenty years in various leadership roles in different manufacturing and service operations. Mr. Miller received a Bachelor of Arts degree in mechanical engineering from Gannon University.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

          Our Board is responsible for the management and direction of our Company and for establishing broad corporate policies. Members of the Board are kept informed of our business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board and committee meetings. Each director has access to all of our books, records and reports, and members of management are available at all times to answer their questions.

          Currently, there are five members of the Board. The Board is not classified or staggered, and all directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Director Independence

          Our Board has determined that each of Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco satisfies the current “independent director” standards established by rules of The NASDAQ Stock Market LLC (“Nasdaq”) and, as to the members of the Audit Committee of our Board, the additional independence requirements under applicable rules and regulations of the SEC. Thus, a majority of the Board is comprised of independent directors as required by Nasdaq Rule 5605(b)(1) and the Audit Committee of the Board is comprised of three independent directors as required by Nasdaq Rule 5605(c)(2).

Board Leadership Structure

          Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer, an independent lead director and active independent directors. Currently, Jeffrey M. Jagid serves as our Chairman of the Board and Chief Executive Officer and Harold D. Copperman serves as the independent lead director. The Board believes that this leadership structure is the most effective for the Company at this time. Because the Chief Executive Officer is closest to the many facets of our business, the Board believes that the Chief Executive Officer is in the best position to lead most effectively and to serve in the critical role of Chairman of the Board. In addition, as he is directly involved in managing the Company, having a Chairman who also serves as Chief Executive Officer facilitates timely communication with the Board on critical business matters. Further, we believe that this combined leadership structure is appropriate for our Company because our Chairman and Chief Executive Officer (i) conveys a singular, cohesive message to our stockholders, employees, industry partners and the investment community and (ii) eliminates any ambiguity as to who is accountable for the Company’s performance. The lead director, among other things, works with the Chairman to set and approve agendas and schedules for Board meetings, serves as a liaison between the Chairman and the non-employee directors, and presides at any meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors. Our directors and management team engage frequently and directly in the flow of information and ideas and we believe our combined leadership structure facilitates the quality, quantity and timeliness of the information flow and communication. The Board believes that there is a well-functioning and effective balance between strong Company leadership, an independent lead director and oversight by active, independent directors.

Risk Oversight

          The Board has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risk to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters and insurance. The Board further relies on the Audit Committee for oversight of certain areas of risk management. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the Company’s independent registered public accounting firm our policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance, and advises the internal audit function as to overall risk assessment of the Company.

          While the Board oversees risk management, Company management is charged with managing risk. Management communicates routinely with the Board, committees of the Board and individual directors on significant risks that have been identified and how they are being managed. Directors are free to, and indeed frequently do, communicate directly with senior management.

          The Company believes that its leadership structure, discussed above, supports the risk oversight function of the Board. While the Company has a combined Chairman and Chief Executive Officer, independent directors chair the various Board committees involved with risk oversight, there is frequent and open communication among management and directors, and all directors are actively involved in the risk oversight function. The Board believes that this approach provides appropriate checks and balances against undue risk-taking.

Board and Committee Meetings

          The Board held eight meetings during our fiscal year ended December 31, 2010. All of such meetings were attended, either in person or telephonically, by all of the members of the Board. Actions were also taken by unanimous written consent of the Board on one occasion during 2010.

          We have adopted a policy of encouraging, but not requiring, members of the Board to attend our annual meetings of stockholders. All of the members of the Board attended our 2010 annual meeting of stockholders held on June 24, 2010.

          Meetings of the non-management directors are held regularly throughout the year.

Committees of the Board

          The standing committees of the Board include the Audit Committee, the Compensation Committee and the Nominating Committee.

          Audit Committee

          The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”), is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act.

          The Board has determined that it has at least one “audit committee financial expert” serving on the Audit Committee. Mr. Monaco serves as the audit committee financial expert. Mr. Monaco also serves as the Chairman of the Audit Committee.

          The Audit Committee held four meetings during the fiscal year ended December 31, 2010. All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee. The Audit Committee did not take any actions by unanimous written consent during the fiscal year ended December 31, 2010.

          The Board has adopted a written charter for the Audit Committee, a copy of which is publicly available on our website at www.id-systems.com. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The information on our website is not a part of this Proxy Statement. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm and management.

          In accordance with its written charter, the Audit Committee assists the Board in monitoring (i) the integrity of our financial reporting process including our internal controls regarding financial reporting, (ii) our compliance with legal and regulatory requirements and (ii) the independence and performance of our internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board.

          The report of the Audit Committee begins on page 20 of this Proxy Statement.

          Compensation Committee

          The Compensation Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Copperman serves as the Chairman of the Compensation Committee.

          The Compensation Committee held three meetings during the fiscal year ended December 31, 2010. All of such meetings were attended, either in person or telephonically, by all of the members of the Compensation Committee. Actions were also taken by the unanimous written consent of the members of the Compensation Committee on two occasions during the fiscal year ended December 31, 2010. In addition, there were several informal discussions among the Compensation Committee during 2010.

          The Compensation Committee sets our executive officers’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers our incentive plans. The Board has adopted a written charter for the Compensation Committee, a copy of which is publicly available on our website at www.id-systems.com. The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually. The charter specifies that the Compensation Committee has overall responsibility for evaluating and approving our director and officer compensation plans, policies and programs and for producing an annual report on executive compensation for inclusion in our annual report on Form 10-K or annual proxy statement, in accordance with applicable rules and regulations.

          The report of the Compensation Committee appears on page 22 of this Proxy Statement.

          Nominating Committee

          The Nominating Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Nasdaq Rule 5605(a)(2). Mr. Burstein serves as the Chairman of the Nominating Committee.

          The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2010, but acted by unanimous written consent on one occasion during such period.

          The Board has adopted a written charter for the Nominating Committee, which is publicly available on our website at www.id-systems.com. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board, and the Nominating Committee has adopted procedures addressing the foregoing.

          Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third parties, other than candidates who have previously served on the Board or who are recommended by the Board. These guidelines provide that a nomination must be delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

          Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company and its affiliates, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

          We believe that each member of our Board should possess the qualities of character, judgment, business acumen, diligence, lack of conflicts of interest, familiarity with our business and industry, ability to work collegially and ability to act in the best interests of all stockholders. While we do not have a formal diversity policy, we seek to have directors representing a range of experiences, qualifications, skills and backgrounds.

          Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders of the Company. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing members of the Board will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

          Stock Ownership Guidelines. On April 29, 2009, the Board adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders and to promote our commitment to sound corporate governance. Pursuant to these guidelines, each outside director is required to hold shares of our common stock with a value equal to three times the amount paid in cash to such director for services as a director (including for in-person and telephonic meetings of the Board and meetings of committees of the Board) during the fiscal year ended December 31, 2008, or, if all such meetings were not attended by such director during such year, the amount that would have been paid in cash to such director for services as a director had such director attended all such meetings. The ownership guideline value for each outside director initially will be calculated with respect to the fiscal year ended December 31, 2008 and will be re-calculated with respect to the fiscal year ending December 31, 2012 and each third year thereafter. Outside directors are required to achieve the applicable level of ownership within three (3) years of the later of the date the guidelines were adopted and the date the person first became an outside director. Under the stock ownership guidelines, the value of the shares of common stock held by each outside director will be determined on April 1st of each year based on the average for the twenty (20) consecutive trading days preceding and including such date of the reported last sale prices per share on the Nasdaq Global Market or other principal national securities exchange or inter-dealer quotation system on which our common stock is listed or admitted to trading.

          Third Party Recommendations. In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Director Compensation

          General

          All directors are entitled to reimbursement for travel and lodging and other reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and/or Board committee meetings or other activities on our behalf.

          Employee Directors

          Directors who are current officers or employees of the Company or any subsidiary of the Company do not receive any additional compensation for their service as members of either the Board or any committees of the Board.

          Non-Employee Directors

          Under the Company’s current director compensation program, which was implemented in June, 2009, based on the recommendation of the compensation consultant engaged by the Company at such time, non-employee directors are entitled to receive annual compensation that has an economic value of approximately $75,000, which includes a cash retainer of $15,000 and equity grants with an economic value of approximately $60,000. The equity grant is comprised of 50% restricted stock awards and 50% stock options determined based on the grant date Black-Scholes value of the stock options. A new non-employee director receives two times the annual equity grant upon becoming a director of the Company. In addition, a non-employee director may elect to receive all or a portion of the cash retainer in equity, provided that sufficient equity exists under the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”), which was adopted by the Board in April, 2009, and approved by our stockholders in June, 2009.

          As noted above, our non-employee directors are entitled to participate in the 2009 Plan. As of April 27, 2011, a total of 495 shares of our common stock remain reserved and available for issuance under the 2009 Plan. As set forth in Proposal No. 2 in this Proxy Statement, the Company is asking its stockholders to vote on a proposed increase in the number of shares of common stock reserved for issuance pursuant to the 2009 Plan from 300,000 to 600,000. Non-employee directors are eligible to be awarded non-qualified stock options and shares of restricted stock under the 2009 Plan. A recipient of restricted stock under the 2009 Plan is entitled to vote such shares and would be entitled to dividends, if any, paid on such shares, but is not entitled to dispose of such shares until they have vested in accordance with the terms of the applicable award. If this proposal is not approved by our stockholders, because the 2009 Plan is currently the only equity compensation plan in which our non-employee directors are eligible to participate, we will not have sufficient shares to make the annual equity grants under our director compensation program for the current fiscal year. In such event, the Company will need to re-evaluate the director compensation program, which will likely result in an increase in the cash compensation paid to our non-employee directors.

          During the fiscal year ended December 31, 2010, each of our non-employee directors (Messrs. Burstein, Copperman and Monaco) was awarded 10,563 restricted shares of common stock and options to purchase 21,428 shares of common stock (at a per-share exercise price of $2.84). All of these awards were made under and pursuant to the 2009 Plan. Each of these restricted stock and option awards vests over a five-year period, with 20% of such awards vesting on each of the first through fifth anniversaries of the grant date, which was February 5, 2010.

          Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

          The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)(3)	Total ($)

Lawrence S. Burstein	15,000	29,999	29,613	74,612

Michael P. Monaco	15,000	29,999	29,613	74,612

Harold D. Copperman	15,000	29,999	29,613	74,612

(1)

Restricted stock and option awards include the aggregate grant date fair value of such awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), Compensation – Stock Compensation. For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2(P)—Summary of Significant Accounting Policies—Stock-based compensation” and “Note 12—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	Each of these restricted stock and option awards vests over a five-year period, with 20% of such shares vesting on each of the first through fifth anniversaries of the grant date.

(3)

At December 31, 2010, Lawrence S. Burstein held options to purchase a total of 171,428 shares of our common stock; Michael P. Monaco held options to purchase a total of 198,228 shares of our common stock; and Harold D. Copperman held options to purchase a total of 81,428 shares of our common stock. At December 31, 2010, Lawrence S. Burstein had 17,763 unvested restricted shares of our common stock (and 1,800 shares of our common stock that had vested); Michael P. Monaco had 17,763 unvested restricted shares of our common stock (and 1,800 shares of our common stock that had vested); and Harold D. Copperman had 32,163 unvested restricted shares of our common stock (and 5,400 shares of our common stock that had vested).

Process for Sending Communications to the Board of Directors

          The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed and sent to our Corporate Secretary at c/o I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677. Any such communication must state, in a conspicuous manner, that it contains a stockholder communication and that it is intended for distribution to the entire Board or to one or more members of the Board, as applicable. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed. Under the procedures established by the Board, upon the Corporate Secretary’s receipt of such a communication, our Corporate Secretary will send a copy of such communication to each member of the Board or to the applicable director(s), identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Code of Ethics

          We have a code of ethics (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions. A copy of our Code of Ethics can be found on our website at www.id-systems.com. The Code of Ethics also is available in print, free of charge, to any stockholder who requests a copy by writing to the Company at the following address: I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, Attention: Corporate Secretary. Our Code of Ethics is intended to be a codification of the business and ethical principles that guide the Company, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code. We will post any amendment to the Code of Ethics, as well as any waivers that are required to be disclosed by the rules of the SEC or Nasdaq, on our website.

Certain Relationships and Related Transactions

          In accordance with its charter, the Audit Committee is responsible for annually reviewing any transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. Since January 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or was a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities, or members of any such person’s immediate family, have had or will have a direct or indirect material interest. As of the date of this Proxy Statement, our common stock is the Company’s only class of voting securities.

REPORT OF THE AUDIT COMMITTEE

          The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in those filings, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

          The Audit Committee of the Board of Directors is currently comprised solely of independent directors meeting the requirements of applicable rules of the SEC and of The NASDAQ Stock Market LLC. All members of the Audit Committee were appointed by the Board of Directors. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. As more fully described in the charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, integrity of financial statements, internal controls and internal audit functions.

          Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations. The Company’s independent registered public accounting firm, EisnerAmper LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards of the Public Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion in its report on those financial statements.

          The Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2010, and met with both management and EisnerAmper LLP to discuss those financial statements and EisnerAmper LLP’s related opinion.

          The Audit Committee has discussed with EisnerAmper LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. The Audit Committee has also received and reviewed the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the PCAOB regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with EisnerAmper LLP its independence.

          The Audit Committee has received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the Audit Committee concerning independence, and has discussed with EisnerAmper LLP its independence.

          Based on its review and the meetings, discussions and reports described above, and subject to the limitations of its role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2010, be included in the

Company’s Annual Report on Form 10-K for the year ended December 31, 2010 to be filed with the SEC.

Members of the Audit Committee:

Michael P. Monaco, Chairman
Lawrence S. Burstein
Harold D. Copperman

EXECUTIVE COMPENSATION

Report of the Compensation Committee

          The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Harold D. Copperman,
Chairman Lawrence S. Burstein
Michael P. Monaco

Compensation Discussion and Analysis

          Introduction

          This discussion presents the principles underlying our executive officer compensation program. Our goal in this discussion is to provide the reasons why we award compensation as we do and to place in perspective the data presented in the tables that follow this discussion. The focus is primarily on compensation of our executive officers for the fiscal year ended December 31, 2010, but some historical and forward-looking information is also provided to put such year’s compensation information in context. The information presented herein relates to Jeffrey M. Jagid, our Chief Executive Officer, Ned Mavrommatis, our Chief Financial Officer, and our three other most highly compensated executive officers, who are sometimes referred to in this Proxy Statement as our “Named Executive Officers.”

          Compensation Philosophy and Objectives

          We attempt to apply a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture. We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation. Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals.

          Our compensation programs for our Named Executive Officers are designed to achieve a variety of goals, including:

•	attracting and retaining talented and experienced executives;

•	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;

•	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and

•	providing a competitive compensation package which rewards achievement of our goals.

          Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success. Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance. Some components, such as bonus, stock options and stock award grants, are dependent upon the achievement of certain goals jointly developed by our management and the Compensation Committee and ultimately approved by the Compensation Committee. Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

          We compensate our executive officers in these different ways in order to achieve different goals. Cash compensation, for example, provides executive officers with a minimum base salary. Incentive bonus compensation is generally linked to the achievement of financial and business goals (as described in greater detail below), and is intended to reward executive officers for our overall performance. Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock. This encourages our executive officers to remain with us and to act in ways intended to maximize stockholder value, and serves to penalize them if we and/or our stock fails to perform to expectations.

          We view the three components of our executive officer compensation as related but distinct. Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. We have not reviewed wealth and retirement accumulation as a result of employment with us, and have only focused on fair compensation for the year in question.

          As discussed below, with respect to compensation paid during 2010, the Compensation Committee considered certain compensation data from a third party survey initially utilized in connection with the services provided by the compensation consultant, Compensation Resources, Inc. (“CRI”), retained by the Compensation Committee in 2009. The Compensation Committee realizes that benchmarking our compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of compensation practices is useful to obtain an understanding of current compensation practices.

          Elements of Executive Officer Compensation

          Base Salary. We pay our executive officers a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. We believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the particular executive’s position, responsibility, experience, skills and expected contributions during the coming year and such individual’s performance during the prior year. We also have generally sought to align base compensation levels comparable to our competitors and other companies in similar stages of development. We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run the Company’s business. The Compensation Committee did not raise the base salary of any of its Named Executive Officers for 2010 and instead focused on a pay-for-performance structure, which is discussed below.

          Executive Incentive Plan.

          The primary objective of our annual cash incentive bonus program is to motivate and reward our employees, including our Named Executive Officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals. Certain Named Executive Officer are eligible to receive a cash incentive bonus under the 2010 Executive Incentive Plan (“EIP”) adopted by the Compensation Committee. The objectives of the EIP are to align the interests of all employees with the Company’s annual performance goals. The EIP focuses on rewarding executives for the achievement of annual financial objectives with competitive financial incentives, and provides a systemic plan for establishing definitive performance goals. For 2010, the Company’s performance goals are based on revenue growth and reduction in net loss before interest, taxes, depreciation, amortization and stock-based compensation. Executives were eligible to be awarded cash bonus compensation based on the Company’s annual results in these areas.

          The Company will accrue funds for the EIP over the course of the applicable plan year. The EIP may be modified or terminated by the Compensation Committee at any time, but incentive awards that have been earned by the participating Named Executive Officers through the date of termination of the EIP will be payable. In addition, target awards and weightings may be modified by the Compensation Committee during the plan year based upon a shift in focus or changing industry standards, or any other factors that the Compensation Committee deems appropriate, but no such modifications were made in respect of 2010. The Compensation Committee has the authority to administer the EIP and has the final decision on any discrepancies in interpretation of the EIP.

          Awards under the EIP are calculated as a percentage of an executive’s base salary and, as noted above, are based upon revenue growth and reduction in net loss before interest, taxes, depreciation, amortization and stock-based compensation. The target award (expressed as a percentage of base salary) for each Named Executive Officer is as follows:

Named Executive Officer	Minimum Target Award Percentage	Target Award Percentage	Maximum Target Award Percentage

Jeffrey M. Jagid	50.0%	100.0%	150.0%
Darryl Miller	32.5%	65.0%	97.5%
Ned Mavrommatis	32.5%	65.0%	97.5%
Kenneth S. Ehrman	32.5%	65.0%	97.5%
Michael L. Ehrman	25.0%	50.0%	75.0%

          2010 Revenue Targets. Fifty percent of the executive’s bonus under the EIP for 2010 was based on revenue targets (such portion, the “Revenue Bonus”). For 2010, for each of the Named Executive Officers (except Darryl Miller, whose targets are discussed below), the Company’s revenues were required to equal or exceed $27,615,000 (the “Minimum Amount”) in order for the executives to receive any portion of their Revenue Bonus. If revenues were equal to or exceeded $34,519,000 (the “Target Amount”), the executive potentially would be entitled to receive his target Revenue Bonus, and if revenues were equal to or exceeded $37,971,000 (the “Maximum Amount”), the executive potentially would be entitled to receive his maximum Revenue Bonus. In the case of Darryl Miller, revenue targets are based on the revenues of the Company’s Asset Intelligence operating segment, and are as follows: Minimum Amount of $13,695,000, Target Amount of $17,199,000, and Maximum Amount of $18,831,000.

          The percentage of the Revenue Bonus to which the executive would be entitled in the event that revenues equaled an amount greater than the Threshold Amount and less than the Maximum Amount is determined on a straight-line basis between the two amounts based on the percentage of the revenue target achieved.

          Revenue Bonuses are payable to the executives on a quarterly basis upon the achievement of quarterly revenue targets, established in accordance with the Company’s 2010 budget. Participants will not be entitled to receive an award unless they are employed by the Company at the time the award is payable by the Company. The maximum quarterly payment will be equal to 100% of the target Revenue Bonus, pro-rated based on the quarter in which such bonus is being paid. If the revenue target is not achieved in a particular quarter, the target Revenue Bonus can be earned in future quarters if the cumulative revenue target for that year is achieved. The final bonus calculations will be made after completion of the Company’s audited financial statements for the applicable year (provided that there will not be any claw-backs for prior quarterly Revenue Bonuses earned).

          For the year ended December 31, 2010, Jeffrey M. Jagid, Darryl Miller, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman were eligible to receive a maximum Revenue Bonus of up to $234,000, $131,625, $124,312, $124,312 and $90,000, respectively. Of our Named Executive Officers, only Darryl Miller received any portion of his Revenue Bonuses under the EIP for the fiscal year ended December 31, 2010. Based on 2010 revenues of the Company’s Asset Intelligence operating segment, Mr. Miller earned a portion of his potential Revenue Bonus equal to $62,100. None of the other Named Executive Officers received any quarterly or annual Revenue Bonus payment, however, as the Company did not meet the applicable revenue goals during 2010.

          2010 EBITDA Targets. Fifty percent of the executive’s bonus under the EIP for 2010 was based on EBITDA targets (such portion, the “EBITDA Bonus”). For these purposes, EBITDA excluded stock-based compensation and was calculated after all bonus expenses. For

2010, for each of the Named Executive Officers, the Company’s EBITDA was required to be no greater than a loss of ($9,342,000) (the “Minimum EBITDA”) in order for the executives to receive any portion of their EBITDA Bonus. If EBITDA equaled a loss of no greater than ($8,542,000), the executive potentially would be entitled to receive his target EBITDA Bonus, and if EBITDA equaled a loss of no greater than ($7,742,000) (the “Maximum EBITDA”), the executive potentially would be entitled to receive his maximum EBITDA Bonus.

          The percentage of the EBITDA Bonus to which the executive would be entitled in the event that EBITDA was equal to a loss of less than the Minimum EBITDA and greater than the Maximum EBITDA, the EBITDA Bonus is determined on a straight-line basis between the two amounts based on the percentage of the EBITDA target achieved.

          Any EBITDA Bonuses are payable to the executives after completion of the Company’s audited financial statements for the applicable year. Participants will not be entitled to receive an award unless they are employed by the Company at the time the award is payable by the Company.

          For the year ended December 31, 2010, Jeffrey M. Jagid, Darryl Miller, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman were eligible to receive an EBITDA Bonus of up to $234,000, $131,625, $124,312, $124,312 and $90,000, respectively. Based on the Company’s actual EBITDA for such year, Jeffrey M. Jagid, Darryl Miller, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman received EBITDA Bonuses equal to $78,000, $43,875, $41,437, $41,437 and $30,000, respectively, under the EIP.

          Long-Term Incentive Plan.

          We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with those of our stockholders. We review our equity compensation plans annually. Employees are eligible for annual stock option and restricted stock award grants based on targeted levels. These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value and (ii) the executive officer remains employed with us.

          Historically, the Company did not have any program, plan or obligation under which it was required to grant equity compensation to any executive officer on specified dates or upon the achievement of certain performance goals. The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted, the Compensation Committee does consider the recommendations of our Chairman and Chief Executive Officer in setting the compensation of our other executive officers. Beginning with the year ended December 31, 2009, the Compensation Committee adopted a long-term incentive plan for our Named Executive Officers, which is described in our proxy statement relating to our 2010 annual meeting of stockholders, pursuant to which our Named Executive Officers may be entitled to earn equity grants upon the achievement of certain price targets relating to the Company’s common stock.

          For the year ended December 31, 2010, the Compensation Committee adopted a Long-Term Incentive Plan (the “2010 LTIP”) for the Named Executive Officers. Under the 2010 LTIP, the Named Executive Officers will be entitled to earn equity grants and/or cash bonuses upon the achievement of certain price targets relating to the Company’s common stock.

          The dollar value of the awards granted to each of the Named Executive Officers is set forth in the table below.

Named Executive Officer	Dollar Value of 2010 LTIP Award

Jeffrey M. Jagid	$450,000
Ned Mavrommatis	$250,000
Darryl Miller	$250,000
Kenneth S. Ehrman	$250,000
Michael L. Ehrman	$250,000

          For all Named Executive Officers, the grant value is then divided among performance cash awards (except for Darryl Miller, who was awarded performance shares), stock options and restricted stock awards. With respect to equity awards, the number of shares granted to each executive is determined by dividing the grant value by the value of a share of stock (or option) on the date of grant (which was February 5, 2010). The total 2010 LTIP award granted to each executive is broken out into the following three categories:

•	Performance Cash Awards (or Performance Shares in the case of Darryl Miller) (50%);

•	Shares of Restricted Stock (25%); and

•	Stock Options (25%).

The actual amount of each component with respect to each Named Executive Officer is set forth in the table below.

Named Executive Officer	Total 2010 LTIP Value	Cash Award Based on Performance	Performance Shares	Restricted Shares	Stock Options

Jeffrey M. Jagid	450,000	225,000	—	39,474	80,357
Ned Mavrommatis	250,000	125,000	—	21,930	44,643
Kenneth S. Ehrman	250,000	125,000	—	21,930	44,643
Michael L. Ehrman	250,000	125,000	—	21,930	44,643
Darryl Miller	250,000	—	43,860	21,930	44,643

          Stock option awards and restricted stock awards vest over time, whereby, in each case, 100% percent of the award will vest three years from the date of grant. Awards of performance cash or performance shares, on the other hand, only vest upon the achievement of certain targets relating to the price of the Company’s common stock at the end of a three-year measurement period (as described below). A pro-rated portion of the performance cash or performance shares may be earned (but not issued) annually if the stock price targets are reached at the end of each annual measurement period, based on a trailing 20-trading-day average. The annual measurement period is based on the 20-trading-day average of the Company’s stock price following the Company’s announcement of its annual financial results. Each annual measurement period will run from announcement of annual financial results to announcement of financial results for the following year.

          The final determination of a performance cash or performance share award will be based on the achievement of the following price targets at the end of the three-year period:

Stock Price	Percentage of Performance-Based Award Earned

Below $7.50	No cash/shares are earned.
$7.50	50% of cash/shares are earned.
$10.00	100% of cash/shares are earned.
$12.50	150% of cash/shares are earned.
Above $12.50	200% of cash/shares are earned.

The actual percentage of the performance-based award that is earned will be based on the actual stock price that is achieved on a straight-line basis between $7.50 and $12.50.

          The amount of performance cash and the number of stock options, restricted shares and performance shares granted to and held by our Named Executive Officers are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

          Severance and Change-in-Control Benefits. Except for the severance and change-in-control benefits described below under the captions “Severance Arrangements” and “Potential Payments Upon Termination or Change in Control,” we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change in control or otherwise.

          Benefits. The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plan, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

          Perquisites. Our Chief Executive Officer and our other Named Executive Officers receive an allowance for automobile and related expenses, which amounts are reflected under column titled “All Other Compensation” in the Summary Compensation Table. Our use of perquisites as an element of compensation is very limited. We do not view perquisites as a significant element of our comprehensive compensation structure.

          The Compensation Committee Process

          Compensation Committee meetings typically involve a preliminary discussion with our Chairman and Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present. For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chairman and Chief Executive Officer), the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer and includes him in its discussions.

          Peer Group

          As noted, the Compensation Committee utilized a peer group of companies that had been identified by CRI, the compensation consultant retained by the Compensation Committee in 2009, as a reference for determining competitive total compensation packages for our Named Executive Officers in 2010. This peer group consisted of the following companies:

AeroVironment, Inc.	Merrimac Industries, Inc.
ANADIGICS, Inc.	ORBCOMM Inc.
Blonder Tongue Laboratories, Inc.	Orbit International Corp.
Chyron Corporation	RELM Wireless Corporation
Digital Angel Corporation	SCM Microsystems, Inc.
I/OMagic Corporation	Socket Mobile, Inc.
K-Tron International, Inc.	PositiveID Corporation (formerly known as VeriChip Corporation)
LoJack Corporation	XATA Corporation
Memsic, Inc.

          Regulatory Considerations

          We account for the equity compensation expense for our employees under the rules of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“ASC 718”), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Employment Agreements

          The Company has not entered into employment agreements with any of its executive officers. All executive officers serve at the discretion of the Board, with no fixed term of employment.

Severance Agreements

          On September 22, 2009, the Company entered into severance agreements with each of Jeffrey M. Jagid, the Company’s Chief Executive Officer, Kenneth S. Ehrman, the Company’s President, Ned Mavrommatis, the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, and Michael L. Ehrman, the Company’s Chief Technology Officer, and on December

14, 2010, the Company entered into a severance agreement with Darryl Miller, the Company’s Chief Operating Officer (such agreements, collectively, the “Severance Agreements,” and each, a “Severance Agreement”). Jeffrey M. Jagid, Kenneth S. Ehrman, Ned Mavrommatis, Michael L. Ehrman and Darryl Miller are sometimes collectively referred to in this section as the “Executives” and each, an “Executive.” The Severance Agreements were previously approved by the Compensation Committee of the Board and presented to the full Board.

          Except as described below, each of the Severance Agreements is substantially identical in form. The Severance Agreements provide each Executive with certain severance and change in control benefits upon the occurrence of a “Trigger Event” (as defined in the Severance Agreements). Under the Severance Agreements, a Trigger Event will have occurred if (i) the Company terminates the Executive without Cause or (ii) the Executive resigns for Good Reason within six months following a Change in Control Event (provided, however, that the termination of the Executive’s employment due to his death or Disability will in no event be considered a Trigger Event).

          Within 45 days after the occurrence of a Trigger Event (or such shorter period as may be required under the terms of a general release agreement (“Release”) to be entered into by the Executive in order to obtain benefits under the Severance Agreement, a form of which is attached to the Severance Agreement), the Executive must execute and deliver the Release to the Company. Upon the earlier of the expiration of any applicable revocation period required for the Release to be effective with respect to age discrimination claims and the date on which it is otherwise permitted to be effective and irrevocable under applicable law, the Executive will be entitled to the following: (i) a cash payment at the rate of the Executive’s annual base salary as in effect immediately prior to the Trigger Event for a period of 18 months in the case of Mr. Jagid and 12 months in the case of the other Executives (such period, as applicable, the “Severance Period”), made as a series of payments that are payable in accordance with the Company’s standard payroll practices; (ii) a waiver of any remaining portion of the Executive’s healthcare continuation payments under COBRA for the Severance Period, provided that the Executive timely elects COBRA coverage and continues to make contributions for such coverage equal to his contribution amount in effect immediately preceding the date of his termination of employment; (iii) partial accelerated vesting of the Executive’s previously granted stock options and restricted stock awards, such that (to the extent not already then vested) a portion of these awards shall vest and/or become exercisable, in each case on a pro-rated basis that takes into account the number of months elapsed since the date of grant as compared to the scheduled vesting date (provided that the terms of the Company’s 2007 Equity Compensation Plan will continue to govern acceleration of vesting in the event of a “Change of Control” as defined therein); and (iv) except in the case of Mr. Miller, an award of “Performance Shares” under the Restricted Stock Unit Award Agreement previously entered into between the Company and the Executive, in an amount and to the extent of the sum of the “Interim Shares” determined (and defined) in accordance with Exhibit A to that agreement.

          As a condition to the Company’s obligations under the Severance Agreements, each Executive is required to execute and deliver to the Company a restrictive covenants agreement, a form of which is attached to the Severance Agreements, containing covenants regarding confidentiality, assignment of inventions, non-competition and non-solicitation. These restrictive covenants will remain in effect during the Severance Period.

Compensation Tables

          The following table, which should be read in conjunction with the explanations provided above, sets forth summary compensation information for the year ended December 31, 2010 for the Company’s (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) each of the Company’s three most highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer who were serving as executive officers of the Company as of December 31, 2010. These persons are sometimes referred to elsewhere in this Proxy Statement as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Jeffrey M. Jagid, Chairman and Chief Executive Officer	2010 2009 2008	312,000 312,000 312,000		112,106 138,174 106,519	91,687 97,134 91,900	78,000 — 75,000	26,981 25,421 24,900	620,774 572,729 610,319

Ned Mavrommatis, Chief Financial Officer, Treasurer and Corporate Secretary	2010 2009 2008	255,000 255,000 255,000		62,281 76,761 85,215	50,938 53,964 73,520	41,437 — 56,250	18,501 22,848 15,965	428,157 408,573 485,950

Kenneth S. Ehrman, President	2010 2009 2008	255,000 255,000 255,000		62,281 76,761 85,215	50,938 53,964 73,520	41,437 — 56,250	28,803 21,174 21,925	437,739 406,899 491,910

Michael L. Ehrman, Chief Technology Officer	2010 2009 2008	240,000 240,000 240,000		62,281 76,761 85,215	50,938 53,964 73,520	30,000 — 56,250	19,162 13,191 8,993	402,831 383,916 463,978

Darryl Miller, Chief Operating Officer(4)	2010	261,202	(4)	76,494	50,938	105,975	—	494,609

(1)

Restricted stock, performance shares and option awards include the aggregate grant date fair value of such awards granted in the fiscal year indicated computed in accordance with ASC 718. For a discussion of the assumptions we made in valuing the stock and option awards, see “Note 2(P)—Summary of Significant Accounting Policies—Stock-based compensation” and “Note 12—Stock-Based Compensation” in the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	This amount represents bonus earned for such fiscal year (although paid in the following fiscal year) pursuant to the Executive Incentive Plan.

(3)

The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our named executive officers, for automobile allowance and related expenses.

(4)

Darryl Miller’s employment with the Company commenced in January, 2010, and thus the amount of his 2010 base salary reported in the Summary Compensation Table reflects the pro-rata portion of his annual base salary of $270,000 for such year.

Grants of Plan-Based Awards

          The following table provides certain information with respect to restricted stock awards and options granted to our Named Executive Officers during the fiscal year ended December 31, 2010.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)

Name		Threshold	Target	Maximum	Threshold	Target	Maximum

Jeffrey M. Jagid	02/05/2010	78,000	312,000	468,000	—	—	—	—	—	—	—
	02/05/2010	112,500	225,000	450,000	—	—	—	—	—	—	—
	02/05/2010	—	—	—	—	—	—	39,474	—	—	112,106
	02/05/2010	—	—	—	—	—	—	—	80,357	2.84	91,687

Ned Mavrommatis	02/05/2010	41,437	153,000	306,000	—	—	—	—	—	—	—
	02/05/2010	62,500	125,000	250,000	—	—	—	—	—	—	—
	02/05/2010	—	—	—	—	—	—	21,930	—	—	62,281
	02/05/2010	—	—	—	—	—	—	—	44,643	2.84	50,938

Kenneth S. Ehrman	02/05/2010	41,437	153,000	306,000	—	—	—	—	—	—	—
	02/05/2010	62,599	125,000	250,000	—	—	—	—	—	—	—
	02/05/2010	—	—	—	—	—	—	21,930	—	—	62,281
	02/05/2010	—	—	—	—	—	—	—	44,643	2.84	50,938

Michael L. Ehrman	02/05/2010	30,000	120,000	240,000	—	—	—	—	—	—	—
	02/05/2010	62,500	125,000	250,000	—	—	—	—	—	—	—
	02/05/2010	—	—	—	—	—	—	21,930	—	—	62,281
	02/05/2010	—	—	—	—	—	—	—	44,643	2.84	50,938

Darryl Miller	02/05/2010	43,875	175,500	263,250	21,930	43,860	87,720	—	—	—	14,213
	02/05/2010	—	—	—	—	—	—	21,930	—	—	62,281
	02/05/2010	—	—	—	—	—	—	—	44,643	2.84	50,938

(1)

The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to cash bonuses for the fiscal year ended December 31, 2010, payable to our Named Executive Officers based on the achievement of annual revenue goals and earnings before interest, taxes, depreciation and amortization (or “EBITDA”) goals for 2010 pursuant to our Executive Incentive Plan. With respect to each Named Executive Officer, the threshold, target and maximum numbers on the second line represent performance cash awards payable on the achievement of stock price targets over a three-year period pursuant to our 2010 LTIP.

(2)

The information under “Estimated Future Payouts Under Equity Incentive Plan Awards” relates to performance shares issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2010 LTIP. With respect to each Named Executive Officer, the threshold, target and maximum numbers represent numbers of shares of our common stock payable under performance share awards based on the achievement of stock price targets.

(3)

Represents restricted shares issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2010 LTIP. One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant, provided that the awardee is an employee of the Company on such anniversary.

(4)

The information under “All Other Option Awards: Number of Securities Underlying Options” relates to options to purchase shares of our common stock issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2010 LTIP.

(5)

This amount is calculated based on $2.84 per share, the closing price of our common stock as reported on the NASDAQ Global Market on February 5, 2010, and with respect to equity incentive awards, the target number of shares of our common stock issuable upon achievement of specified stock price targets.

Stock Option Exercises and Vesting of Restricted Stock Awards

          The following table provides certain information with respect to option exercises and stock vested for each of our Named Executive Officers during the fiscal year ended December 31, 2010.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)

Jeffrey M. Jagid	—	—	2,500	7,125
Ned Mavrommatis	—	—	2,000	5,700
Kenneth S. Ehrman	—	—	2,000	5,700
Michael L. Ehrman	—	—	2,000	5,700
Darryl Miller	—	—	—	—

(1)	This amount represents the aggregate dollar value of the shares on the vesting date.

Outstanding Equity Awards at Fiscal Year End

          The following table provides certain information concerning outstanding equity awards held by each of our Named Executive Officers at December 31, 2010.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey M. Jagid	65,000	—	5.67	11/01/2011	(4)	31,780	106,745	31,780	106,145
	80,000	—	6.65	02/06/2014	(4)	39,474	131,843	—	—
	60,000	—	11.35	03/03/2015	(4)	—	—	—	—
	8,000	12,000	7.41	02/27/2018	(4)	—	—	—	—
	—	54,878	3.54	06/29/2019	(5)	—	—	—	—
	—	80,357	2.84	02/05/2020	(5)	—	—	—	—

Ned Mavrommatis	43,000	—	5.67	11/01/2011	(4)	17,655	58,967	17,655	58,968
	55,000	—	6.65	02/06/2014	(4)	21,930	73,246	—	—
	49,000	—	11.35	03/03/2015	(4)	—	—	—	—
	16,000	6,400	7.41	02/27/2018	(4)	—	—	—	—
	—	30,488	3.54	06/29/2019	(5)	—	—	—	—
	—	44,643	2.84	02/05/2020	(5)	—	—	—	—

Kenneth S. Ehrman	45,000	—	5.67	11/01/2011	(4)	17,655	58,967	17,655	58,968
	70,000	—	6.65	02/06/2014	(4)	21,930	73,246	—	—
	51,000	—	11.35	03/03/2015	(4)	—	—	—	—
	6,400	9,600	7.41	02/27/2018	(4)	—	—	—	—
	—	30,488	3.54	06/29/2019	(5)	—	—	—	—
	—	44,643	2.84	02/05/2020	(5)	—	—	—	—

Michael L.Ehrman	60,000	—	5.67	11/01/2011	(4)	17,655	58,967	17,655	58,968
	55,000	—	6.65	02/06/2014	(4)	21,930	73,246	—	—
	57,000	—	11.35	03/03/2015	(4)	—	—	—	—
	6,400	9,600	7.41	02/27/2018	(4)	—	—	—	—
	—	30,488	3.54	06/29/2019	(5)	—	—	—	—
	—	44,643	2.84	02/05/2020	(5)	—	—	—	—

Darryl Miller	—	44,643	2.84	02/05/2020	(5)	17,655	58,967	21,930	73,246
	—	—	—	—		21,930	73,246	—	—
	—	—	—	—		—	—	—	—

(1)

These amounts represent the number of restricted shares issued under the Company’s 2007 Equity Compensation Plan in conjunction with our 2010 LTIP. One hundred percent (100%) of the restricted shares vest on the third annual anniversary date of the date of grant, provided that the awardee is an employee of the Company on such anniversary.

(2)	These amounts are calculated based on $3.34 per share, the closing price per share of our common stock as reported on the NASDAQ Global Market on December 31, 2010.

(3)

The information under “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” relates to performance shares issued under the Company’s 2007 Equity Compensation Plan. The amount with respect to each Named Executive Officer represents the “threshold” numbers of shares of our common stock payable under restricted stock units based upon the achievement of stock price targets. For additional information, see the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis.”

(4)

These option awards vest over a five-year period, such that twenty percent (20%) of the award vests each year on the anniversary of the grant date, provided that the holder is employed by the Company on such date.

(5)	One hundred percent (100%) of these option awards vest on the third anniversary of the grant date, provided that the holder is employed by the Company on such date.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination or Change in Control under Severance Arrangements

          As described above under the caption “Severance Arrangements,” the Company has entered into severance agreements with certain of its Named Executive Officers. These severance agreements provide for severance payments or other compensation upon the termination of the Named Executive Officer’s employment or a change in control with respect to the Company.

Potential Payments Upon Termination or Change in Control under Equity Compensation Plans

          Our 1999 Stock Option Plan provides that all outstanding stock options, including stock options held by our executive officers, will become immediately exercisable, and the restrictions with respect to outstanding restricted shares will lapse, upon the occurrence of a “change in control event.” For this purpose, a “change in control event” will be deemed to occur if any of the following events occur: (i) the consummation of any merger of our Company with any other company unless the combined voting power of our voting securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of our Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the consummation of any sale or other disposition of all or substantially all of our assets; (iii) approval by our stockholders of a plan of liquidation of our Company; (iv) any action pursuant to which any person or group (as defined in Sections 3(a)(9) and 13(d) of the Exchange Act) will become the beneficial owner of 20% or more of our outstanding voting securities; or (v) the individuals who were members of our Board on May 14, 1999 (the date on which our 1999 Stock Option Plan was initially adopted by the Board), including any individuals who became or become directors after that date and whose election or nomination for election was approved by at least two-thirds of the directors of our Board, cease to constitute a majority of the members of our Board.

          Our 2007 Equity Compensation Plan provides that, in the event of a consolidation or merger in which, after completion of any such transaction, our prior stockholders own less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of our assets, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

Estimated Payments Upon Termination or Change in Control

          The following table shows potential payments to the Company’s Named Executive Officers under existing severance agreements, plans or arrangements in connection with a termination of employment or change in control with respect to the Company. The following table assumes a December 31, 2010 termination or change in control date, and uses the closing price of the Company’s common stock on the NASDAQ Global Market on December 31, 2010 ($3.34). The disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers. These actual amounts would only be known at the time the Named Executive Officers become eligible for payment and would only be payable upon the termination of employment or change in control.

Name	Benefit	Non Change-in- Control Termination (Without Cause or for Good Reason)		Change-in-Control Termination (Without Cause or for Good Reason)		Change-in- Control Only

Jeffrey M. Jagid	Severance Pay	468,000		468,000		—
	Exercise of Vested Stock Options Upon Termination	11,161	(1)	40,179	(2)	40,179	(2)
	Realization of Restricted Stock Awards Upon Termination	89,696		237,988		237,988
	Realization of Performance Share Awards Upon Termination	—	(3)	—	(4)	—	(4)
	Benefit Continuation	38,354		38,354		—

Ned Mavrommatis	Severance Pay	255,000		255,000		—
	Exercise of Vested Stock Options Upon Termination	6,200	(1)	22,322	(2)	22,322	(2)
	Realization of Restricted Stock Awards Upon Termination	49,830		132,214		132,214
	Realization of Performance Share Awards Upon Termination	—	(3)	—	(4)	—	(4)
	Benefit Continuation	25,569		25,569		—

Kenneth S. Ehrman	Severance Pay	255,000		255,000		—
	Exercise of Vested Stock Options Upon Termination	6,200	(1)	22,322	(2)	22,322	(2)
	Realization of Restricted Stock Awards Upon Termination	49,830		132,214		132,214
	Realization of Performance Share Awards Upon Termination	—	(3)	—	(4)	—	(4)
	Benefit Continuation	25,569		25,569		—

Michael L. Ehrman	Severance Pay	240,000		240,000		—
	Exercise of Vested Stock Options Upon Termination	6,200	(1)	22,322	(2)	22,322	(2)
	Realization of Restricted Stock Awards Upon Termination	49,830		132,214		132,214
	Realization of Performance Share Awards Upon Termination	—	(3)	—	(4)	—	(4)
	Benefit Continuation	25,569		25,569		—

Darryl Miller	Severance Pay	270,000		270,000		—
	Exercise of Vested Stock Options Upon Termination	6,200	(1)	22,322	(2)	22,322	(2)
	Realization of Restricted Stock Awards Upon Termination	20,346		73,246		73,246
	Realization of Performance Share Awards Upon Termination	—		—		—
	Benefit Continuation	25,569		25,569		—

(1)

Pursuant to the option award agreements entered into between the Company and each Named Executive Officer, options that have vested as of the date of termination of employment generally are exercisable for a period of 90 days following the date of termination (or 365 days, in the case of termination of employment resulting from death or disability). Moreover, the terms of the severance agreements entered into between the Company and each of the Named Executive Officers generally provide for accelerated vesting of a portion of the unvested options held by the individual in the event of termination of his employment for either of the following reasons (each, a “Trigger Event”): (i) the termination of the executive’s employment by the Company without “cause” (as defined in the severance agreements), or (ii) the executive’s resignation for “good reason” within six months following a “change in control event” (as each such term is defined in the severance agreements). Thus, the amounts reported in the table assume the exercise of any such stock options held by the Named Executive Officers at December 31, 2010 that were in-the-money as of such date.

(2)

Our equity compensation plans provide that all outstanding options will become exercisable upon a change in control (as defined in the applicable plan). Thus, the amounts reported in the table assume the exercise of any such stock options held by the Named Executive Officers at December 31, 2010 that were in-the-money as of such date.

(3)

Pursuant to the severance agreements entered into between the Company and each of Jeffrey M. Jagid, Ned Mavrommatis, Kenneth S. Ehrman and Michael L. Ehrman, upon the occurrence of a Trigger Event, performance shares granted under restricted stock unit award agreements entered into by the Company and each executive will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period. However, as these performance targets had not been met as of December 31, 2010, no portion of the performance shares would be issuable to any of the executives as of such date.

(4)

Under the LTIP and related restricted stock unit award agreements entered into between the Company and each Named Executive Officer, upon the occurrence of a change in control (as defined in the Company’s 2007 Equity Compensation Plan), performance shares granted under restricted stock unit award agreements entered into by the Company and each Named Executive Officer will be awarded in an amount and to the extent of the sum of any “interim shares” that may have been earned but not issued upon the achievement of certain performance targets as of the end of any fiscal year within the three-year performance period. However, as these performance targets had not been met as of December 31, 2010, no portion of the performance shares would be issuable to any of the Named Executive Officers as of such date.

Compensation Committee Interlocks and Insider Participation

          As described above under “Corporate Governance and Board Matters,” the members of the Compensation Committee are Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco. No member of the Compensation Committee is or has been an executive officer of our Company or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2009.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information regarding ownership of shares of our common stock as of April 27, 2011, by:

•	each stockholder known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our executive officers named in the “Summary Compensation Table” in this Proxy Statement (these executive officers are sometimes referred to herein as the “Named Executive Officers”);

•	each of our directors; and

•	all of our directors and executive officers as a group.

          To our knowledge, except as set forth in the footnotes to the table and subject to applicable community property laws, each person or entity named in the table has sole voting and disposition power with respect to the shares set forth opposite such person’s or entity’s name. The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 27, 2011, through the exercise of stock options, warrants or other convertible securities or any other right. Shares of our common stock that a person has the right to acquire within 60 days of April 27, 2011 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person (except with respect to the percentage ownership of all directors and executive officers as a group). As used in this Proxy Statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

          The number and percentage of shares beneficially owned is computed on the basis of 11,176,309 shares of our common stock outstanding as of April 27, 2011. The information in the following table regarding the beneficial owners of more than 5% of our common stock is based upon information supplied by our principal stockholders or set forth in Schedules 13D and 13G filed with the SEC. The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company’s outstanding common stock was based on a review of all statements filed with the SEC with respect to the Company pursuant to Section 13(d) or 13(g) of the Exchange Act.

          The address for those persons for which an address is not otherwise provided is c/o I.D. Systems, Inc., 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Outstanding (1)

5% Stockholders:

Artis Capital Management, L.P.	2,224,096	(2)	19.90%
One Market Plaza
Spear Street Tower
Suite 2700
San Francisco, California 94105

Diker Management, LLC	942,755	(3)	8.44%
730 Fifth Avenue
15th Floor
New York, New York 10019

Directors and Executive Officers:

Jeffrey M. Jagid	643,767	(4)	5.65%
Ned Mavrommatis	223,080	(5)	1.97%
Kenneth S. Ehrman	732,116	(6)	6.45%
Michael L. Ehrman	456,910	(7)	4.02%
Darryl Miller	49,950	(8)	*
Lawrence S. Burstein	172,602	(9)	1.53%
Harold D. Copperman	96,664	(10)	*
Michael P. Monaco	185,909	(11)	1.64%

All directors and executive officers as a group (eight individuals)	2,560,098	(12)	20.95%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Ownership percentages are based on 11,176,309 shares of common stock of the Company outstanding as of April 27, 2011 (the Record Date for the Annual Meeting).

(2)

On February 14, 2011, Artis Capital Management, L.P., a California limited partnership (“Artis LP”), and certain of its affiliates filed with the SEC Amendment No. 4 to its Schedule 13G with respect to the beneficial ownership of an aggregate of 2,224,096 shares of the Company’s common stock, with shared voting and dispositive power over these 2,224,096 shares. This number includes shares held by Artis LP, Artis Capital Management, Inc. (“Artis Inc.”), Stuart L. Peterson and Artis Partners 2X Ltd. (“Artis 2X”). Artis LP is a registered investment adviser and is the investment adviser of Artis 2X. Artis Inc. is the general partner of Artis LP. Mr. Peterson is the president of Artis Inc. and the controlling owner of Artis LP and Artis Inc. Each of Artis LP, Artis Inc. and Mr. Peterson disclaims beneficial ownership of our common stock, except to the extent of its or his pecuniary interest therein. Artis LP’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock. No individual client, other than Artis 2X, holds more than five percent of our outstanding common stock, and Artis 2X disclaims beneficial ownership of any of our common stock reported in the Schedule 13G. The address of the business office of each of Artis LP, Artis Inc. and Mr. Peterson is set forth in the table above, and the address of the business office of Artis 2X is c/o Goldman Sachs Administration Services, Gardenia Court, Suite 3307, 45 Market Street, Camana Bay, P.O. Box 896, Cayman Islands KY1-1103.

(3)

On February 14, 2011, Diker GP, LLC, a Delaware limited liability company (“Diker GP”), and certain of its affiliates filed with the SEC Amendment No. 3 to its Schedule 13G with respect to the beneficial ownership of an aggregate of 942,755 shares of the Company’s common stock, with shared voting and dispositive power over these 942,755 shares. This number includes shares held by Diker Value Tech Fund, LP (“VT”), Diker Value Tech QP Fund, LP (“VTQP”), Diker Micro-Value Fund, LP (“MV”), Diker Micro-Value QP Fund, LP (“MVQP”), Diker Micro & Small Cap Fund LP (“MS”) and Diker M&S Cap Master Ltd (“MSCM” and, collectively with VT, VTQP, MV, MVQP and MS, the “Diker Funds”) and shares held by Diker Management, LLC (“Diker Management”). As the sole general partner of the Diker Funds, Diker GP has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and, in that capacity, direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. All of the foregoing reporting persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and, in any case, disclaim beneficial ownership except to the extent of their pecuniary interest in the shares of common stock of the Company.

(4)

This number includes (i) 217,000 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 31,780 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Jagid is employed by the Company on such date; (iii) 39,474 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Jagid is employed by the Company on such date; and (iv) 13,367 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Jagid is employed by the Company on such date.

(5)

This number includes (i) 156,600 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Mavrommatis is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Mavrommatis is employed by the Company on such date; and (iv) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Mavrommatis is employed by the Company on such date.

(6)

This number includes (i) 175,600 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date; (iv) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Ehrman is employed by the Company on such date; (v) 49,000 shares of our common stock held by Mr. Ehrman’s wife’s IRA account; and (vi) 15,000 shares of our common stock held by Mr. Ehrman’s 401(k) account.

(7)

This number includes (i) 181,600 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 17,655 restricted shares of common stock which vest on June 29, 2012, provided that Mr. Ehrman is employed by the Company on such date; (iii) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Ehrman is employed by the Company on such date; and (iv) 6,684 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Ehrman is employed by the Company on such date.

(8)

This number includes (i) 21,930 restricted shares of common stock which vest on February 5, 2013, provided that Mr. Miller is employed by the Company on such date; and (ii) 8,020 restricted shares of common stock which vest on March 30, 2014, provided that Mr. Miller is employed by the Company on such date.

(9)

This number includes (i) 132,291 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Burstein is a director of the Company on the applicable vesting date); and (v) 13,500 shares of our common stock held by Mr. Burstein’s IRA account.

(10)

This number includes (i) 22,973 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 27,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date); and (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Copperman is a director of the Company on the applicable vesting date).

(11)

This number includes (i) 159,098 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011; (ii) 9,000 restricted shares of common stock which vest over a five-year period that commenced on June 29, 2009, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date); (iii) 10,563 restricted shares of common stock which vest over a five-year period that commenced on February 5, 2010, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date); and (iv) 6,416 restricted shares of common stock which vest over a five-year period that commenced on March 30, 2011, with 20% of such shares vesting each year (provided that Mr. Monaco is a director of the Company on the applicable vesting date).

(12)

This number includes an aggregate of 1,045,162 shares of our common stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days of April 27, 2011.

EQUITY COMPENSATION PLANS

          The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2010.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)

Equity compensation plans approved by security holders (1)	2,666,000	$7.34	274,000

Equity compensation plans not approved by security holders	—	—	—

Total	2,666,000	$7.34	274,000

(1)

These plans consist of the Company’s 1999 Stock Option Plan, 1999 Director Option Plan, 2007 Equity Compensation Plan and 2009 Non-Employee Director Equity Compensation Plan, which were our only equity compensation plans in existence as of December 31, 2010. Each of our 1999 Stock Option Plan and 1999 Director Option Plan has terminated, and no additional awards were, or may be, granted thereunder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports that they file.

          Based solely upon a review of Forms 3, 4 and 5 and any amendments to those forms that have been furnished to us, we believe that all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2010, except that Darryl Miller’s Form 3 filing following his designation as an executive officer of the Company was filed with the SEC one day late.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE 2009 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

General

          On April 29, 2009, the Company’s Board of Directors adopted the 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”), and the Company’s stockholders approved the 2009 Plan in April, 2009. To date, the Company has reserved an aggregate of 300,000 shares of common stock for issuance under the Plan. The Board has, subject to stockholder approval, approved increasing the number of shares authorized for issuance under the 2009 Plan by an additional 300,000 shares, for a total of 600,000 shares. The purpose of the 2009 Plan is to promote the Company’s long-term growth and profitability by providing individuals with incentives to improve stockholder value and contribute to the Company’s growth and financial success, and by enabling us to attract, retain and reward the best available persons for positions of substantial responsibility, such as members of our Board. The Company will consider awards pursuant to the 2009 Plan in light of its overall director compensation philosophy and competitive conditions in the marketplace.

          The Board believes that our ability to make stock-based awards to our non-employee directors is essential to our ability to retain and attract high quality directors to manage our business and affairs and is entirely consistent with prevailing market practice. The 2009 Plan advances our interests by enhancing our ability to attract and retain directors who are in a position to make significant contributions to our success and to reward those directors for their contributions through ownership of shares of our common stock.

          We are committed to sound corporate governance, including with respect to non-employee director compensation as more particularly described below and elsewhere in this Proxy Statement. In this regard, in connection with our non-employee director compensation:

•	As discussed below, subject to certain exceptions, the 2009 Plan provides for a five-year vesting schedule with respect to options and restricted stock awards granted thereunder.

•

We have included the five-year vesting schedule with respect to options and restricted stock awards granted under the 2009 Plan in an effort to more closely balance the weight of the cash and equity that comprises our non-employee director compensation, which currently is more equity-heavy.

•	Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

•

Our Board of Directors has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders, which guidelines are described beginning on page 15 of this Proxy Statement.

•	A more detailed description of our non-employee director compensation is set forth under the heading “Director Compensation” beginning on page 16 of this Proxy Statement.

          If this Proposal No. 2 is not approved, we will not have sufficient shares to make annual equity grants under our director compensation program for the current fiscal year (under which our non-employee directors are granted options and restricted stock with an aggregate value of $60,000 and may elect to receive an additional $15,000 in equity awards in lieu of a cash retainer). In such event, the Company will need to re-evaluate the director compensation program, which will likely result in an increase in the cash compensation paid to our non-employee directors.

          As of April 27, 2011, a total of 495 shares of our common stock remain available for issuance under the 2009 Plan.

Proposed Amendment to the Plan

          Currently, only 495 of the original 300,000 shares of common stock authorized for issuance pursuant to the 2009 Plan remain available for new awards. Shares subject to options that terminate or expire unexercised or shares of restricted stock that are forfeited will become available for future grants. During 2010, the Company granted 64,284 stock options among three individuals and 31,689 shares of restricted stock among three individuals. On April 8, 2011, the Board approved an increase in the number of shares of common stock available for the grant of awards under the 2009 Plan from 300,000 to 600,000 (subject to adjustment as described below and provided in the 2009 Plan). The proposed increase in the aggregate number of shares available for the grant of awards is intended to enhance the Company’s flexibility in structuring incentive awards by facilitating future stock option grants and other awards.

          Set forth below is the text from Section 3 of the 2009 Plan, which contains the amendment being proposed at the Annual Meeting. The proposed revision to the 2009 Plan is in boldface and underlined type. The amendment is qualified in its entirety by reference to such text.

          The text of Section 3 of the 2009 Plan shall be amended and restated to read in its entirety as follows:

“3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued upon exercise of Options and/or as Restricted Shares under the Plan is Six Hundred Thousand (600,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan. Restricted Shares that have been transferred back to the Company shall also be available for future grants of Options or Restricted Shares under the Plan.”

Description of the 2009 Plan

          The following description of the principal terms of the 2009 Plan (as amended by this Proposal No. 2) is a summary and is qualified in its entirety by the full text of the 2009 Plan, which is attached as Appendix A hereto.

          Administration. The 2009 Plan is administered by the Board or a committee designated by the Board and consisting solely of members of the Board. The administrator may grant options to purchase shares of our common stock, as well as restricted shares of our common stock. The administrator also has authority to determine the terms and conditions of each option or restricted stock award and adopt, amend and rescind rules and regulations for the administration of the 2009 Plan. No options or restricted stock awards may be made under the Plan after June 19, 2019, but the 2009 Plan will continue thereafter while previously granted options or awards remain subject to the 2009 Plan.

          Non-Employee Directors Eligible to Receive Options or Awards Under the 2009 Plan. Each director who is not an employee of the Company (or any of our subsidiaries) is eligible to receive options or restricted stock awards under the 2009 Plan. As of the date hereof, three of our directors are eligible to receive options or awards under the 2009 Plan.

          Shares Subject to the 2009 Plan. The aggregate number of shares of common stock available for issuance in connection with options and awards granted under the 2009 Plan is 300,000 (which number will be increased to 600,000 if this Proposal No. 2 is approved), subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 2009 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which that option or award was forfeited will be available for future grants within certain limits under the 2009 Plan. As of April 27, 2011, the closing price of our common stock on the NASDAQ Global Market was $4.56 per share.

          Terms and Conditions of Options. The exercise price of options granted under the 2009 Plan will be 100% of the fair market value per share on the date of grant. No option may be exercisable for more than ten years from the date of grant. Options issued under the 2009 Plan will be exercisable at such time or times as the administrator of the 2009 Plan prescribes at the time of grant; provided, however, that, subject to certain exceptions, no option granted under the 2009 Plan shall be exercisable at a rate faster than would permit the option to be exercised for more than 20% of the shares of common stock that are subject to such option during any 12-month period commencing from the date of grant.

          Generally, the option price may be paid (i) in cash or by certified check, bank draft or money order, (ii) through delivery of shares of our common stock having a fair market value equal to the purchase price, or (iii) a combination of these methods. The administrator is also authorized to establish a “cashless exercise” program.

          No option may be transferred other than by will or by the laws of descent and distribution, and, during a recipient’s lifetime, an option may be exercised only by the recipient. Unless otherwise determined by the administrator, options that are exercisable at the time of a recipient’s termination of service with the Company will continue to be exercisable for three months (or 12 months if the optionee terminates service due to death or disability).

          Except in connection with a corporate transaction involving the Company, the terms of outstanding options issued under the 2009 Plan may not be amended to reduce the exercise price of outstanding options or to cancel outstanding options in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original options without stockholder approval.

          Terms and Conditions of Restricted Stock Awards. The administrator of the 2009 Plan also may grant a restricted stock award to any director who is not an employee of the Company (or any of our subsidiaries). Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to restrictions on transfer to the extent that the recipient terminates service with us prior to the award having vested. The administrator shall determine the terms and conditions under which the restrictions with respect to each restricted stock award shall lapse; provided, however, that subject to certain exceptions, the restrictions with respect to each restricted stock award shall not lapse with respect to more than 20% of the shares that are the subject of a particular award during any 12-month period commencing from the date of grant of such award. If the recipient of a restricted stock award terminates service with us before the restrictions have lapsed with respect to all shares, the shares for which the restrictions have not lapsed will be returned to us. Unless otherwise determined by the administrator, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

          Change in Control. In the event of a consolidation or merger in which the Company is not the surviving entity, or which results in the acquisition of substantially all of our outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all of our assets, the 2009 Plan provides that all outstanding options will become exercisable unless the successor entity assumes such options. In addition, in the event that a holder of a restricted stock award under the 2009 Plan ceases to continue as a member of the Board (or the board of directors of any successor company) following such a change in control event, then all restrictions and/or forfeitures with respect to such restricted stock award will lapse.

          Amendment of 2009 Plan. The Board may at any time amend the 2009 Plan for the purpose of satisfying the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (i) increase the number of shares of common stock available under the 2009 Plan, (ii) change the group of individuals eligible to receive options and/or awards or (iii) extend the term of the 2009 Plan.

Certain Federal Income Tax Consequences

          The following is a summary of certain federal income tax consequences of option and restricted stock award grants under the 2009 Plan. Optionees and recipients of restricted stock awards granted under the 2009 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change, and does not address state, local or other tax laws.

         Treatment of Options

          No income will be recognized by the optionee at the time of the grant of options under the 2009 Plan, nor will the Company be entitled to a tax deduction at that time.

          Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price of the option. The Company will be entitled to a corresponding tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender.

          Treatment of Restricted Stock Awards

          Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or the Company upon the grant of a restricted stock award. At the expiration of the restriction period and upon the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Tax Withholding

          As and when appropriate, we will require each recipient of an option or restricted stock award under the 2009 Plan to pay any federal, state or local taxes required by law to be withheld.

Option and Restricted Stock Award Grants

          The grant of options and restricted stock awards under the 2009 Plan is discretionary, and we cannot determine now the number or type of option or restricted stock awards to be granted in the future to any particular individual.

Securities Authorized for Issuance Under Equity Compensation Plans

          For information regarding our common stock that may be issued upon the exercise of options under our equity compensation plans in effect as of December 31, 2010, please see the “EQUITY COMPENSATION PLANS” in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2009 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has appointed the firm of EisnerAmper LLP as the independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders. EisnerAmper LLP was formed in August, 2010, through the combination of Eisner LLP, the Company’s prior independent registered public accounting firm, with Amper, Politziner & Mattia, LLP. Thus, for purposes of this section, references to EisnerAmper LLP shall refer to Eisner LLP with respect to periods prior to the combination.

          Representatives of EisnerAmper LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Fees and Services of Independent Registered Certified Public Accounting Firm

          Audit Fees

          The aggregate fees billed by EisnerAmper LLP, our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2010 and 2009, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years ended December 31, 2010 and 2009, were $196,500 and $156,000, respectively.

          Audit-Related Fees

          Other than the fees described under the caption “Audit Fees” above, EisnerAmper LLP did not bill any fees for services rendered to us during fiscal years ended December 31, 2010 and 2009 for assurance and related services in connection with the audit or review of our financial statements.

          Tax Fees

          There were no fees billed by EisnerAmper LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2010 and 2009.

          All Other Fees

          The aggregate fees billed by EisnerAmper LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above during fiscal years ended December 31, 2010 and 2009, were $95,840 and $101,771, respectively. The aggregate fees billed by EisnerAmper LLP during the fiscal year ended December 31, 2010 were attributable to due diligence services, preparation of reports filed under the securities laws, and the opening balance sheet audit in connection with the Company’s acquisition of Asset

Intelligence, LLC. The aggregate fees billed by EisnerAmper LLP during the fiscal year ended December 31, 2009 were attributable to due diligence services in connection with acquisitions.

Audit Committee’s Pre-Approval Policies and Procedures

          The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

          In accordance with recently adopted Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. Our executive compensation programs are designed to support the Company’s long-term success. As described above in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	to provide a total rewards package to our executives that are competitive with our peer companies;

•	to attract and retain key talent; and

•	to link pay to performance by providing incentives that promote short and long-term financial growth and stability to continuously enhance stockholder value.

          We believe that our performance-based executive compensation programs provide incentives that are aligned with the best interests of our stockholders and have facilitated the Company’s performance.

          We urge stockholders to read the “Compensation Discussion and Analysis” above, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative contained herein, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company’s success.

          Accordingly, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of I.D. Systems, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement relating to the Company’s 2011 Annual Meeting of Stockholders.

          This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4 AND APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY
VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION

          The Company will provide an advisory vote on executive compensation at least once every three years. Pursuant to recently adopted Section 14A of the Exchange Act, in this Proposal No. 5 we are asking our stockholders to vote on whether future advisory votes on executive compensation should occur every year, every two years or every three years.

          After careful consideration, the Board recommends that future advisory votes on executive compensation occur every three years (triennially). We believe that this frequency is appropriate for a number of reasons, including the following:

•	Our executive compensation program does not change significantly from year to year and we seek to be consistent.

•	Our executive compensation program does not contain any significant risks that might be of concern to our stockholders.

•	A longer frequency is consistent with long-term compensation objectives.

•

Our executive compensation program is designed to reward and incentivize long-term performance and a triennial vote corresponds with the three-year performance period under our long-term incentive awards.

          For the foregoing reasons, we encourage our stockholders to evaluate our executive compensation program over a multi-year horizon and to review our Named Executive Officers’ compensation over the past three fiscal years as reported in the Summary Compensation Table above. In addition, we believe that a triennial advisory vote on executive compensation reflects the appropriate time frame for our Board and Compensation Committee to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate the Board’s actions in context. In this regard, because the advisory vote on executive compensation occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in certain cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

          The Company is aware that some stockholders may believe that annual advisory votes will enhance or reinforce accountability. However, we have in the past been, and will in the future continue to be, proactively engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company’s executive compensation program. In addition, because our executive compensation program has typically not changed materially from year-to-year and is designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that such a vote would be appropriate.

          Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to executive compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO CONDUCT FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION EVERY THREE YEARS.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

          Stockholder proposals to be presented at our 2012 Annual Meeting of Stockholders, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received by us at our principal executive offices, 123 Tice Boulevard, Woodcliff Lake, New Jersey 07677, addressed to the Corporate Secretary, on or before January 9, 2012. If, however, our 2012 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of the Annual Meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2012 Annual Meeting of Stockholders. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

          Rule 14a-4 of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2012 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal prior to March 23, 2012, we will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

          As of the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Corporate Secretary

Dated: May 6, 2011

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

I.D. SYSTEMS, INC.

2009 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

          1. Purposes of the Plan. The purposes of this I.D. Systems 2009 Non-Employee Director Equity Compensation Plan are to attract qualified individuals for positions of responsibility as outside directors of the Company, and to provide incentives for qualified individuals to remain on the Board as outside directors.

          2. Definitions. As used herein, the following definitions shall apply:

          “Administrator” means the Board or a committee designated by the Board to administer this Plan and consisting solely of members of the Board.

          “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          “Board” means the Board of Directors of the Company.

          “Cause” means removal from the Board by means of a resolution that recites that the Participant is being removed solely for Cause.

          “Change in Control” means the occurrence of any of the following events with respect to the Company:

          (A) the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own more than fifty percent (50%) of the outstanding common stock of the surviving corporation immediately after the merger; or

          (B) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

          (C) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities); or

          (D) the individuals (x) who, as of the Effective Date, constitute the Board (the “Original Directors”) and (y) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of a majority of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (z) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of a majority of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

          “Code” means the Internal Revenue Code of 1986, as amended.

          “Common Stock” means the common stock, par value $.01 per share, of the Company.

          “Company” means I.D. Systems, Inc., a Delaware corporation.

          “Director” means a member of the Board.

          “Disability” means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          “Effective Date” means the date on which this Plan is approved by stockholders of the Company.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

          (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, the fair market value of a share of Common Stock shall be the closing sales price of a share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

          “Option” means a stock option granted pursuant to the Plan.

          “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          “Optionee” means the holder of an outstanding Option granted under the Plan.

          “Outside Director” means any Director who, on the date such person is to receive a grant of an Option or Restricted Shares hereunder is not an employee of the Company or any of the Company’s subsidiaries.

          “Participant” shall mean any Outside Director who holds an Option or a Restricted Stock Award granted or issued pursuant to the Plan.

          “Plan” means this I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan.

          “Restricted Stock Award” means a grant of Restricted Shares pursuant to Section 7 of the Plan.

          “Restricted Stock Agreement” means an agreement, approved by the Administrator, evidencing the terms and conditions of a Restricted Stock Award.

          “Restricted Shares” means Shares subject to a Restricted Stock Award.

          “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

          3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued upon exercise of Options and/or as Restricted Shares under the Plan is Three Hundred Thousand (300,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan. Restricted Shares that have been transferred back to the Company shall also be available for future grants of Options or Restricted Shares under the Plan.

           4. Administration of the Plan.

          (a) Administration. The Plan shall be administered by the Administrator. The Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of Common Stock;

(ii) to approve forms of agreement for use under the Plan;

(iii) to determine the number of Options to be granted to any Outside Director and the exercise price and other terms and conditions of Options;

(iv) to determine the number of Restricted Shares to be granted to any Outside Director and the terms and conditions of Restricted Stock Awards;

(v) to construe and interpret the terms of the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (vii) to allow Participants to satisfy withholding tax obligations by having the Company withhold from the shares of Common Stock to be issued upon exercise of an Option or upon vesting of Restricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

(viii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Restricted Stock Award granted by the Administrator; and

(ix) to make all other determinations deemed necessary or advisable for administering the Plan.

          (b) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and anyone else who may claim an interest in Options or Restricted Shares.

          5. Eligibility. The only persons who shall be eligible to receive Options and/or Restricted Stock Awards under the Plan shall be persons who, on the date such Options or Awards are granted, are Outside Directors.

          6. Term of the Plan. No Option or Restricted Stock Award may be granted under the Plan more than ten (10) years after the Effective Date.

          7. Grants of Restricted Stock Awards. Subject to Section 3 hereof, the Administrator may grant Restricted Shares to Participants in such numbers and at such times as the Administrator determines to be appropriate.

          8. Terms of Restricted Stock Awards. Except as provided herein, Restricted Shares shall be subject to restrictions (“Restrictions”) prohibiting such Restricted Shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of. The Administrator shall determine the terms and conditions under which the Restrictions with respect to each award of Restricted Shares shall lapse; provided, however, that except as provided below, the Restrictions with respect to each award of Restricted Shares shall not lapse with respect to more than 20% of the Restricted Shares that are the subject of a particular award during any 12 month period commencing from the date of grant of such award. Notwithstanding the foregoing, the Restrictions with respect to a Participant’s Restricted Shares shall lapse immediately in the event that (i) the Participant is removed from service as a Director (other than for Cause) before his or her term has expired (and does not continue as, or become, an employee of the Company or a subsidiary of the Company), (ii) the Participant is nominated for a new term as an Outside Director but is not elected by stockholders of the Company, (iii) the Participant ceases to be a member of the Board due to death, disability or mandatory retirement (if any), or (iv) if the Participant ceases to continue as a member of the Board or of the board of directors of a successor company following a Change in Control.

          The Company shall issue, in the name of each Participant to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to such Participant as soon as reasonably practicable after the grant. However, the Company shall hold such certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restriction Period applicable to such Restricted Shares lapses. Upon the expiration or termination of the Restricted Period, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or his or her beneficiary or estate, as the case may be. In the event that a Participant ceases to be a member of the Board before the applicable Restriction Period has expired or under circumstances in which the Restriction Period does not otherwise lapse, the Restricted Shares granted to such Participant shall thereupon be forfeited and transferred back to the Company.

          During the Restriction Period, a Participant shall have the right to vote his or her Restricted Shares and shall have the right to receive any cash dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the same restrictions as are applicable to the Restricted Shares to which such distributions relate.

          9. Grants of Options. Subject to Section 3 hereof, the Administrator may grant Options to Participants in such numbers and at such times as the Administrator determines to be appropriate. Options shall be in such form and shall contain such terms and conditions as required by the Plan and the Administrator. Each Option shall include (through incorporation of provisions hereof or by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

          (a) Term. Each Option shall cease to be exercisable ten (10) years after the date on which it is granted.

          (b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant.

          (c) Vesting. The Administrator shall determine the exercise terms of all Options; provided, however, that except to the extent provided by Section 13 hereof or as the Administrator may determine to be applicable in the event that a Participant ceases to be a member of the Board due to death, disability or mandatory retirement (if any), no Option granted hereunder shall be exercisable at a rate faster than would permit the Option to be exercised for more than 20% of the Shares of Common Stock that are subject to such Option during any 12 month period commencing from the date of grant.

          (d) Exercise Period. Unless otherwise determined by the Administrator:

                    (i) subject to subsection (iii) below, in the event that an Optionee ceases to be a Director for any reason other than death or Disability, his or her Options, to the extent exercisable as of the date his or her services as a Director cease, shall remain exercisable for a period of ninety (90) days, but in no event longer than the term of the Option set forth in Section 9(a) above;

                    (ii) in the event that an Optionee ceases to be a Director due to death or Disability, his or her Options, to the extent exercisable as of the date his or her services as a Director cease, shall remain exercisable for a period of twelve (12) months, but in no event longer than the term of the Option set forth in Section 9(a) above.

                    (iii) in the event that an Optionee is removed as a Director for Cause, his or her Options, to the extent not exercised as of the date of the Optionee’s removal, shall be forfeited and shall not thereafter be exercisable.

          10. Method of Exercise; Rights as a Shareholder.

          (a) Procedure for Exercise. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(b) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. An Option may not be exercised for a fraction of a Share. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vii) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

          12. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock Award.

          13. Corporate Transactions.

                    (a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Optionee shall have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                    (b) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior stockholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Corporate Transaction”), then, absent a provision to the contrary in any particular Option Agreement, the Optionee shall fully vest in and have the right to exercise each outstanding Option as to all of the Shares covered thereby, including Shares which would not otherwise be vested or exercisable. In the event that the Administrator determines that the successor corporation or a parent of the successor corporation refuses to assume or substitute an equivalent option, then the Administrator shall notify all Optionees that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Corporate Transaction, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Corporate Transaction, the consideration (whether stock, cash, or other property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the successor corporation or its parent corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

          14. Grant Agreement. Each grant of an Option or Restricted Stock Award under the Plan will be evidenced by a document in such form as the Administrator may from time to time approve. Such document will contain such provisions as the Administrator may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an Option, provided that such provisions are not inconsistent with any of the provisions of the Plan.

          15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Restricted Shares granted under the Plan prior to the date of such termination.

          16. Repricing of Options. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price of outstanding Options or to cancel outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

          17. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to a Restricted Stock Award or the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or the issuance of Restricted Shares, the Company may require the Participant to represent and warrant at the time of any such exercise or issuance that the Shares are being purchased or acquired, as the case may be, only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Administrator may also require the Participant to execute and deliver documents containing such representations (including the investment representations described in this Section 16(b)), warranties and agreements as the Administrator or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

          (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Option, the issuance of Shares pursuant to the exercise of an Option, or the grant of any Restricted Shares, in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

          18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

          21. Withholding; Notice of Sale. Each Participant shall, no later than the date as of which the value of an Option or Restricted Stock Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver stock certificates to any Participant is subject to and conditioned on any such tax obligations being satisfied by the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Option or Restricted Stock Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

          22. Governing Law. This Plan shall be governed by the laws of the State of Delaware.

2011 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Tuesday, June 21, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2010, are available at the following website:
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20503030300400000000 6	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW,
“FOR” PROPOSAL NOS. 2, 3 AND 4, AND FOR “3 YEARS” ON PROPOSAL NO. 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company’s 2012 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐		NOMINEES:
	FOR ALL NOMINEES	Jeffrey M. Jagid
Kenneth S. Ehrman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Lawrence S. Burstein
Harold D. Copperman
Michael P. Monaco
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

		FOR	AGAINST	ABSTAIN
2.	Amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.
4.	Approval, on an advisory basis, of the Company’s executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “3 YEARS” ON PROPOSAL NO. 5.
	1 year	2 years	3 years	ABSTAIN
5.	Approval, on an advisory basis, of the frequency of the shareholder vote on the Company’s executive compensation (every 1, 2 or 3 years). ☐	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2, 3 AND 4, AND FOR “3 YEARS” ON PROPOSAL NO. 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY’S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2011 ANNUAL MEETING OF STOCKHOLDERS OF

I.D. SYSTEMS, INC.

Tuesday, June 21, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2010, are available at the following website:
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255
  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20503030300400000000 6	062111

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW,
“FOR” PROPOSAL NOS. 2, 3 AND 4, AND FOR “3 YEARS” ON PROPOSAL NO. 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

1. Election of five directors, each to serve for a one-year term expiring at the Company’s 2012 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐		NOMINEES:
	FOR ALL NOMINEES	Jeffrey M. Jagid
Kenneth S. Ehrman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Lawrence S. Burstein
Harold D. Copperman
Michael P. Monaco
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

		FOR	AGAINST	ABSTAIN
2.	Amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

3.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.
4.	Approval, on an advisory basis, of the Company’s executive compensation.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY “3 YEARS” ON PROPOSAL NO. 5.
	1 year	2 years	3 years	ABSTAIN
5.	Approval, on an advisory basis, of the frequency of the shareholder vote on the Company’s executive compensation (every 1, 2 or 3 years). ☐	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1, “FOR” PROPOSAL NOS. 2, AND FOR “3 YEARS” ON PROPOSAL NO. 5, AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY’S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

I.D. SYSTEMS, INC.

123 TICE BOULEVARD WOODCLIFF LAKE, NEW JERSEY 07677

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2011, AT 10:00 A.M. (EASTERN TIME), AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

          The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted “FOR” the election of all the nominees listed in Proposal No. 1, “FOR” Proposal Nos. 2, 3 and 4, and for “3 YEARS” on Proposal No. 5, as described on the reverse side of this proxy card.

          By signing this proxy, the undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the 2011 Annual Meeting of Stockholders of the Company to be held at the offices of Lowenstein Sandler PC, located at 1251 Avenue of the Americas, New York, New York 10020, on Tuesday, June 21, 2011, at 10:00 a.m. (Eastern Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side)

14475